Exhibit 99.1

THIRD AMENDMENT TO BYLAWS

OF

GLADSTONE CAPITAL CORPORATION

The following Amendment is hereby made to the Bylaws (the “Bylaws”) of Gladstone Capital Corporation, (the “Corporation”), as of June 8, 2011:

Article XI, Section 64. of the Bylaws shall be added as follows:

Section 64.  Maryland Control Share Acquisition Act.  The acquisition of the capital stock of the Corporation by current or future stockholders of the Corporation, or their affiliates or associates, shall not be subject to the provisions of the Maryland Control Share Acquisition Act (Md. Code Ann., Corps. & Ass’ns §§ 3-701 et seq.).

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